EXHIBIT 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Genio Group, Inc. (the "Company") for the nine months ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven A. Horowitz, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 18, 2008               /s/ Steven A. Horowitz
                                    ----------------------
                                    Chief Executive Officer and
                                    Chief Financial Officer